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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 27, 2004
                                ----------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                      1-8712                       62-0721803
(State or other jurisdiction     (Commission                   (IRS Employer
of incorporation)                File Number)                Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))
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




Item 2.02.  Results of Operations and Financial Condition

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements And Exhibits

         (c) Exhibits.

          99.1 Press Release of Bowater Incorporated dated October 27, 2004

         On October 27, 2004, Bowater Incorporated issued a press release announcing financial results for the three months ended September 30, 2004, a copy of which is attached hereto as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCOPORATED
                                            (Registrant)


Date:  October 27, 2004                     By:      /s/ David G. Maffucci
                                                     --------------------------
                                            Name:   David G. Maffucci
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer

                                    EXHIBITS

     99.1 Press release issued by Bowater Incorporated on October 27, 2004